UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2022 (April 26, 2022)

BULL HORN HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39669	98-1465952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 S. Pointe Drive, Suite TH-1

Miami Beach, Florida 33139

 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 671-3341

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one Ordinary Share and one Redeemable Warrant	BHSEU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	BHSE	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	BHSEW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 26, 2022, Bull Horn Holdings Corp., a British Virgin Islands company (the “Company”), held a special meeting of shareholders (the “Meeting”). At the Meeting, the Company’s shareholders approved an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Memorandum and Articles of Association (the “M&A”) to extend the date by which the Company must consummate its initial business combination (the “Initial Business Combination”) from May 3, 2022 to November 3, 2022. On April 27, 2022, the Company filed an amended and restated copy of the M&A, as amended by the Charter Amendment (the “Amended M&A”)with the Registrar of Corporate Affairs of the British Virgin Islands, effective the same day. A copy of the Amended M&A is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Meeting, the Company’s shareholders approved the Charter Amendment extending the date by which the Company must consummate the Initial Business Combination from May 3, 2022 to November 3, 2022 (the “Extension Proposal”).

The final voting results for the Extension Proposal were as follows:

For	Against	Abstain
6,715,219	20,530	70

In connection with the Meeting, shareholders holding 4,258,586 public shares exercised their right to redeem their shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”). As a result, approximately $43.0 million (approximately $10.10 per public share) will be removed from the Trust Account to pay such holders and approximately $32.7 million will remain in the Trust Account. Following redemptions, the Company will have 3,241,414 public shares outstanding and the Company will deposit $66,667 (or approximately $0.02 per public share that remains outstanding) per month in connection with the extension of the Company’s termination date from May 3, 2022 to November 3, 2022.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Amended and Restated Memorandum and Articles of Association, filed on April 27, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bull Horn Holdings Corp.

Dated: April 27, 2022	By:	/s/ Robert Striar
		Name:	Robert Striar
		Title:	Chief Executive Officer